UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          February 14, 2005
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                             Maverick Tube Corporation
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                 (Exact name of registrant as specified in its charter)


   Delaware                              1-10651                43-1455766
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
          of incorporation)                                  Identification No.)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri        63017
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code               636.733.1600
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                                          N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]        Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

Starting on February 14, 2005 and throughout the rest of the month, Maverick Tube Corporation will give a slide show presentation during meetings with various individual and institutional investors. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report and the attached exhibit is "furnished" but not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing. This report and the attached exhibit contain forward-looking information that is based on assumptions that are subject to numerous business risks, many of which are beyond the control of the Company. There is no assurance that such assumptions will prove to be accurate. Actual results may differ from these forward-looking statements due to numerous factors, including those described under "Risk Factors" and elsewhere in Maverick's Form 10-K for its year ended December 31, 2003.

Item 9.01         Financial Statements and Exhibits.

(c)     Exhibits

        No.               Description
        99.1              Slide Show  Presentation  first  presented by Maverick
                          Tube Corporation on February 14, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MAVERICK TUBE CORPORATION


Date:  February 16, 2005                By:        /s/ Joyce M. Schuldt
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                                            Joyce M. Schuldt
                                            Vice President, Chief Legal Officer
                                            and Assistant Secretary